Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,380,782.06
Previously Paid Amount	1,151.47
Total Fee Amount	1,589.30
Total Offset Amount	0.00
Net Fee	$ 437.83